Exhibit 99.3

                             LIGHTSPACE CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of April __, 2007 by and among Lightspace Corporation, a Delaware corporation (the "Company") and Illumination Design Works, Inc., a Delaware corporation ("IDW").

     WHEREAS, the Company and IDW desire to enter into that certain Agreement for Purchase and Sale of Assets (the "Asset Purchase Agreement"), whereby the Company will purchase certain assets of IDW in exchange for cash and the issuance of a convertible note (the "Note");

     WHEREAS, the terms of the Asset Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and IDW to execute and deliver this Agreement; and

     WHEREAS, capitalized terms used herein and not otherwise defined are defined in the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Definitions. The following terms shall have the meanings provided below:

     "Blue Sky" shall have the meaning assigned thereto in Section 3(d)(vi) hereof.

     "Common Stock" shall mean the common stock, $.0001 par value, of the Company authorized as of the date hereof.

     "Correspondence" shall have the meaning assigned thereto in Section 7(d) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "Holder" shall mean IDW.

     "Other  Registrable  Securities" shall have the meaning assigned thereto in
Section 3(j).

     "Own" shall mean to own beneficially, as that term is defined in the rules and regulations of the SEC.

     "QIPO" shall mean a firm commitment underwritten public offering of shares of Common Stock with gross proceeds of at least $8 million.

     "Registrable Shares" shall mean the shares of Common Stock of the Company issuable to Holder pursuant to the terms of the Note.

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     "Registration"  shall have the  meaning  assigned  thereto in Section  3(a)
hereof.

     "Registration Expenses" shall mean all expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, including without limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel for the selling Holders.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     "Selling Expenses" shall mean all underwriting discounts, brokerage and selling commissions applicable to the sale of Registrable Shares, including standard underwriters' cutbacks.

     "Subsequent Registration Statements" shall have the meaning assigned thereto in Section 3(k).

     2. Effectiveness. This Agreement shall become effective upon the Closing of the Asset Purchase Agreement.

     3. Incidental Registration.

     (a) Filing of Registration Statement. If the Company at any time proposes to register any of its Common Stock (a "Registration") under the Securities Act (other than pursuant to a QIPO or a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing securityholders or employees of the Company), for sale to the public, it will, on each such occasion, give prompt written notice to all Holders of its intention to do so, which notice shall be given to the Holder at least thirty
(30) days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of the Holder to include the Registrable Shares under such registration statement (which request shall be made within fifteen (15) days after the receipt of any such notice and shall specify the Registrable Shares intended to be disposed of by Holder), the Company will use its best efforts to effect the registration of all Registrable Shares that the Company has been so requested to register by Holder; provided, however, that if, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company may, at its election, give written notice of such determination to Holder and, thereupon, shall be relieved of its obligation to register any Registrable Shares of such persons in connection with such registration.

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     (b)  Selection  of  Underwriters.  Notice  of the  Company's  intention  to register such Common Stock shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized standing) and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Shares that the Company has been so requested to sell pursuant to this Section 3, it being understood that the Holder of Registrable Shares shall have no right to select different underwriters for the disposition of the Registrable Shares.

     (c) Priority on Incidental Registrations. If the managing underwriter shall advise the Company in writing (with a copy to the Holder of Registrable Shares requesting sale) that, in such underwriter's opinion, the number of shares of Common Stock requested to be included in such Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares of Common Stock that may be included in such offering without such effect), the Company will include in such Registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering:

        (i) first, the shares that the Company proposes to issue and sell for its own account, and

        (ii) second, the Registrable Shares requested to be sold by the Holder.

     Other Registrable Securities of the Company requested to be included in such Registration, allocated among the holders of the Registrable Shares and Other Registrable Securities pro rata in accordance with the amount of such securities requested to be registered.

     (d) Registration Procedures. The Company will use its best efforts to effect each Registration, and to cooperate with the sale of Registrable Shares in accordance with the intended method of disposition thereof, as quickly as practicable, and the Company will as expeditiously as possible:

        (i) subject to the proviso to Section 3(a), prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holder of the Registrable Shares covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, successive drafts of all such documents proposed to be filed at such times as will permit a reasonable period for the review thereof; the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holder shall reasonably object based on their review of such drafts;

        (ii) subject to the proviso to Section 3(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) one hundred twenty
(120) days following the effective date of such registration statement or (ii) the sale of all Registrable Shares covered thereby, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

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


        (iii) furnish to the Holder of the Registrable Shares included in such Registration and the underwriter or underwriters, if any, without charge, at least one (1) signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as the Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares being sold by Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Holder of the Registrable Shares covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by the prospectus or any amendment or supplement thereto);

        (iv) notify the Holder of the Registrable Shares of any stop order or other order suspending the effectiveness of any registration statement issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain its withdrawal at the earliest possible moment if entered;

        (v) if requested by the managing underwriter or underwriters, if any, or the Holder of the Registrable Shares in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters, if any, or the Holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

        (vi) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the Holder of the Registrable Shares included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of, the Registrable Shares covered by such Registration for offer and sale under the securities or Blue Sky laws of each state and other jurisdiction of the United States as Holder or the managing underwriter, if any, reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by the Holder of the Registrable Shares covered by such Registration; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

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        (vii) in connection with any sale pursuant to a Registration,  cooperate with the Holder of the Registrable Shares and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under such Registration, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holder may request;

        (viii) use its best efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

        (ix) notify each seller of Registrable Shares covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

        (x) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

        (xi) provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by each Registration from and after a date not later than the effective date of such Registration; and

        (xii) cause all Registrable Shares covered by such Registration to be listed on each securities exchange on which similar equity Securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq Global Market ("NASDAQ Market") and, if listed on the NASDAQ Market, use its best efforts to secure designation of all such Registrable Shares covered by such registration statement as a NASDAQ "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure NASDAQ Market authorization for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Shares with the National Association of Securities Dealers, Inc.

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     The Company may require the Holder of the  Registrable  Shares that will be included in such Registration to furnish the Company with such information as the Company may reasonably request in writing and as is required by applicable laws or regulations.

     (e) Reasonable Investigation. The Company shall:

        (i) give the Holder of the Registrable Shares and its counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

        (ii) give the Holder reasonable opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements;

        (iii) make available for inspection by the Holder of the Registrable Shares included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company; and

        (iv) cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with such Registration;

in each such case, as shall be reasonably necessary, in the opinion of the Holder or such underwriter, to enable it to conduct a "reasonable investigation" within the meaning of the section 11(b)(3) of the Securities Act and to satisfy the requirement of reasonable care imposed by section 12(a)(2) of the Securities Act.

     (f) Indemnification; Contribution.

        (i) Indemnification by the Company. The Company shall indemnify, to the fullest extent permitted by law, the Holder of the Registrable Shares, its officers, directors and agents, if any, and each person, if any, who controls the Holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning the Holder of the Registrable Shares furnished in writing to the Company by the Holder expressly for use therein. If the offering pursuant to any registration statement provided for under this
Section 3 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an affiliate of the Holder of the Registrable Shares) shall affect the obligations of the Company to indemnify the Holder of the Registrable Shares or any other person pursuant to the preceding sentence.

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        (ii)  Indemnification by the Holder. In connection with any registration statement in which the Holder of the Registrable Shares is participating, the Holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter (if the underwriter so requires) and their respective officers, directors and agents, if any, and each person, if any, who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information concerning the Holder furnished in writing by the Holder expressly for use therein; provided, however, that the Holder's obligations hereunder shall be limited to an amount equal to the proceeds to the Holder of the Registrable Shares sold pursuant to such registration statement.

        (iii) Control of Defense. Any person entitled to indemnification under the provisions of this Section 3(f) shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall so provide. In the event an indemnifying party shall not be entitled (or elects not) to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

        (iv) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

          (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

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          (B) if the allocation provided by clause (A) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Holder of the Registrable Shares shall not be required to contribute any amount in excess of the amount the Holder would have been required to pay to an indemnified party if the indemnity under Section 3(f)(ii) were available. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any person to contribute pursuant to this Section 3(f) shall be several and not joint.

        (v) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 3(g) to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

        (vi) Survival. The indemnity and contribution agreements contained in this Section 3(f) shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder of the Registrable Shares, its officers, directors, agents or any person who control the Holder as aforesaid, and shall survive the transfer of such Registrable Shares by the Holder.

     (g) Holdback Agreements. In connection with each underwritten sale of Registrable Shares, each of the Company and the Holder agrees to enter into customary holdback agreements concerning sale or distribution of the Registrable Shares, provided, however, that the holdback period is for no more than 180 days during any 12 month period.

     (h) Other Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of conversion of any class of Common Stock into any other class of Common Stock require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     (i) Availability of Information. At any time that any class of the Company's Common Stock is registered under section 12(b) or section 12(g) of the Exchange Act, the Company will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to the Holder of the Registrable Shares such information, as shall be necessary to permit the Holder to offer and sell the Registrable Shares pursuant to the provisions of Rules 144 and 144A promulgated under the Securities Act. The Company will also cooperate with Holder in supplying such information as may be necessary for Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Registrable Shares. The Company will furnish to the Holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC.

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     (j) Other Registrable  Securities.  Absent the prior written consent of the
Holder, the Company shall not for a period of two years from the Closing Date grant any registration rights that are senior to the registration rights of the Holder under this Agreement. Holder acknowledges that the Company may permit its other holders of securities, whether pursuant to an agreement or otherwise, to include shares of Common Stock or other securities of the Company (the "Other Registrable Securities") in a Registration.

     (k) Subsequent Registration Statements. In the event the amount of shares covered by a Registration is limited by the SEC, the Company: (i) shall register the maximum number of Registrable Shares and Other Registrable Securities permitted by the SEC, allocated among the Holder and the holders of Other Registrable Securities in proportion to the amount previously included in the Registration, and (ii) shall file additional registration statements (the "Subsequent Registration Statements") covering the balance of the Registrable Shares and Other Registrable Securities as soon as practicable in light of SEC positions, rules and regulations. The Company shall use its best efforts to cause any and all Subsequent Registration Statements to become effective within seventy five (75) days after each such filing.

     4. Expenses of Registration. All expenses incurred in connection with a Registration of the Registrable Shares pursuant to this Agreement, including without limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, shall be borne by the Company. The Company shall not be responsible for the fees and disbursements of counsel for the Holder. All Selling Expenses shall be borne by the Holder of the Registrable Shares so registered and sold.

     5. Miscellaneous.

     (a) The Agreement shall not be transferable.

     (b) This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     (c) Amendments. This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Holder and the Company.

     (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified herein (or as otherwise noticed to the other party). Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

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


     (e) Notices.

        (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be given in writing and shall be deemed effectively given upon
(a) personal delivery, (b) delivery by fax (with answer back confirmed), or (c) two business days after mailing by recognized overnight courier (such as Federal Express), addressed to a party at its address or sent to the fax number provided below or at such other address or fax number as such party may designate by three days' advance notice to the other party.

        (ii) All correspondence to the Company shall be addressed as follows:

             Lightspace Corporation
             Boston, MA 02129
             Attention: CEO
             Fax Number:

             with a copy to:

             Hahn & Hessen LLP
             488 Madison Avenue
             New York, NY 10022
             Fax: 212-478-7400
             Attention: James Kardon

             All correspondence to Holder shall be addressed as follows:

             Illumination Design Works, Inc.
             59 Foster Rd.
             Belmont, MA 02478

     (f) Injunctive Relief. The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     (g) Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

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


     (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

     (i) Counterparts. This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

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


                    SIGNATURE PAGE TO LIGHTSPACE CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


                                                 LIGHTSPACE CORPORATION

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                                 ILLUMINATION DESIGN WORKS, INC.

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                       12